UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-23211

Registrant Name:	PIMCO Flexible Credit Income Fund

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker 650 Newport Center Drive Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	June 30

Date of Reporting Period:	September 30, 2018

Item 1. Schedule of Investments

Consolidated Schedule of Investments

PIMCO Flexible Credit Income Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 150.9% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 9.8%
AkzoNobel Finance Co. LLC
TBD% due 09/20/2025	EUR	200	$235
AkzoNobel U.S. LLC
TBD% due 09/20/2025		$300	302
Altice France S.A.
6.158% (LIBOR03M + 4.000%) due 08/14/2026 ~		200	199
Avolon Holdings Ltd.
4.165% (LIBOR03M + 2.000%) due 01/15/2025 ~		547	550
Community Health Systems, Inc.
5.563% (LIBOR03M + 3.250%) due 01/27/2021 ~		2,580	2,547
Concordia International Corp.
TBD% due 09/06/2024		1,600	1,576
Diamond Resorts International
5.968% - 5.992% (LIBOR03M + 3.750%) due 09/02/2023 ~		1,980	1,938
Drillship Kithira Owners, Inc.
8.000% due 09/20/2024 «		5,023	5,293
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		12,171	11,461
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎		100	100
Envision Healthcare Corp.
TBD% due 09/26/2025		550	549
Financial & Risk U.S. Holdings, Inc.
TBD% due 09/17/2025		700	699
FrontDoor, Inc.
4.750% (LIBOR03M + 2.500%) due 08/14/2025 ~		20	20
Frontier Communications Corp.
6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~		1,089	1,071
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		4,155	3,107
TBD% due 07/30/2019 ^(e)		300	224
Marriott Ownership Resorts, Inc.
4.492% (LIBOR03M + 2.250%) due 08/29/2025 ~		100	101
McDermott Technology Americas, Inc.
7.242% (LIBOR03M + 5.000%) due 05/12/2025 ~		5,234	5,307
MH Sub LLC
5.915% (LIBOR03M + 3.750%) due 09/13/2024 ~		20	20
Multi Color Corp.
4.492% (LIBOR03M + 2.250%) due 10/31/2024 ~		4	4
Neiman Marcus Group Ltd.
5.370% due 10/25/2020		1,240	1,153
PetSmart, Inc.
5.120% (LIBOR03M + 3.000%) due 03/11/2022 ~		150	132
Ply Gem Industries, Inc.
6.087% (LIBOR03M + 3.750%) due 04/12/2025 ~		100	100
Preylock Reitman Santa Cruz Mezz LLC
7.633% (LIBOR03M + 5.500%) due 11/09/2022 †«~(l)		7,900	7,914
Sequa Mezzanine Holdings LLC
7.186% (LIBOR03M + 5.000%) due 11/28/2021 ~		10,144	9,988
11.200% (LIBOR03M + 9.000%) due 04/28/2022 «~		5,755	5,697
Stars Group Holdings BV
5.886% (LIBOR03M + 3.500%) due 07/10/2025 ~		100	101
Syniverse Holdings, Inc.
7.148% (LIBOR03M + 5.000%) due 03/09/2023 ~		10	10
Verifone Systems, Inc.
6.322% (LIBOR03M + 4.000%) due 08/20/2025 ~		100	101
Verscend Holding Corp.
6.742% (LIBOR03M + 4.500%) due 08/27/2025 ~		150	151
West Corp.
6.242% (LIBOR03M + 4.000%) due 10/10/2024 ~		17	17
Westmoreland Coal Co.
TBD% due 12/16/2020 ^(e)		5,566	1,535
4.077% - 10.562% (LIBOR03M + 8.250%) due 05/21/2019 ∎~		1,896	1,934

Total Loan Participations and Assignments (Cost $65,201)			64,136

CORPORATE BONDS & NOTES 48.4%
BANKING & FINANCE 19.8%
Ally Financial, Inc.
8.000% due 11/01/2031 (n)		483	588
8.000% due 11/01/2031		2	2

Ambac LSNI LLC
7.396% due 02/12/2023 •(n)		8,216	8,329
Ardonagh Midco PLC
8.375% due 07/15/2023 (n)	GBP	13,080	16,626
Athene Holding Ltd.
4.125% due 01/12/2028		$24	23
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		115	117
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		94	91
5.000% due 04/20/2048		54	50
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)	EUR	600	726
Banco Santander S.A.
6.250% due 09/11/2021 •(j)(k)		2,900	3,510
Bank of Ireland
7.375% due 06/18/2020 •(j)(k)		450	566
Barclays PLC
3.250% due 01/17/2033	GBP	100	118
5.875% due 09/15/2024 •(j)(k)		1,600	1,984
6.500% due 09/15/2019 •(j)(k)	EUR	500	599
7.250% due 03/15/2023 •(j)(k)(n)	GBP	6,325	8,537
7.750% due 09/15/2023 •(j)(k)		$1,000	1,005
7.875% due 09/15/2022 •(j)(k)(n)	GBP	2,000	2,765
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$77	78
Brookfield Finance, Inc.
3.900% due 01/25/2028		42	40
4.700% due 09/20/2047		36	35
CBL & Associates LP
5.950% due 12/15/2026		10	8
Credit Suisse Group AG
7.250% due 09/12/2025 •(j)(k)		200	201
7.500% due 07/17/2023 •(j)(k)		200	206
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	6	7
Equinix, Inc.
2.875% due 03/15/2024		860	1,013
2.875% due 02/01/2026 (n)		1,810	2,076
Farringdon Mortgages
4.280% due 07/15/2047	GBP	5,675	5,077
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$290	289
6.750% due 03/15/2022 (n)		364	375
Freedom Mortgage Corp.
8.250% due 04/15/2025		45	44
HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)	GBP	200	263
6.500% due 03/23/2028 •(j)(k)		$340	329
Hunt Cos., Inc.
6.250% due 02/15/2026		14	13
Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021 (n)		9,385	9,455
iStar, Inc.
4.625% due 09/15/2020		3	3
5.250% due 09/15/2022		10	10
Jefferies Finance LLC
6.875% due 04/15/2022 (n)		3,800	3,838
7.375% due 04/01/2020 (n)		1,700	1,736
7.500% due 04/15/2021 (n)		840	863
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		42	42
Life Storage LP
3.875% due 12/15/2027		10	9
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(j)(k)	GBP	200	283
7.875% due 06/27/2029 •(j)(k)(n)		4,780	7,114
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (n)		$640	648
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	202
MetLife, Inc.
5.875% due 03/15/2028 •(j)		6	6
Nationstar Mortgage LLC
6.500% due 07/01/2021 (n)		854	857
Nationwide Building Society
10.250% ~(j)	GBP	56	10,872
Navient Corp.
6.500% due 06/15/2022		$50	52
6.625% due 07/26/2021 (n)		1,030	1,076
7.250% due 01/25/2022		170	180
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (n)		3,394	3,462
Provident Funding Associates LP
6.375% due 06/15/2025		3	3

Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 •(j)(k)(n)		525	558
8.625% due 08/15/2021 •(j)(k)(n)		2,200	2,362
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)(n)	GBP	6,430	8,651
7.375% due 06/24/2022 •(j)(k)(n)		3,080	4,227
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		$200	187
7.375% due 12/31/2099 (c)(k)		700	697
Springleaf Finance Corp.
5.625% due 03/15/2023 (n)		500	499
6.000% due 06/01/2020 (n)		170	175
6.125% due 05/15/2022		41	42
6.875% due 03/15/2025		25	25
7.750% due 10/01/2021 (n)		300	325
8.250% due 10/01/2023		140	155
Stearns Holdings LLC
9.375% due 08/15/2020 (n)		4,051	3,990
Stichting AK Rabobank Certificaten
6.500% (j)(n)	EUR	1,177	1,589
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	97	140
5.661% due 10/13/2041		98	146
5.744% due 04/13/2040		110	164
5.801% due 10/13/2040 (n)		460	692
Unigel Luxembourg S.A.
10.500% due 01/22/2024 (n)		$460	470
Unique Pub Finance Co. PLC
7.395% due 03/28/2024	GBP	1,181	1,708
Virgin Money Holdings UK PLC
8.750% due 11/10/2021 •(j)(k)(n)		4,370	6,121
WeWork Cos., Inc.
7.875% due 05/01/2025		$56	55

			129,379

INDUSTRIALS 25.1%
AA Bond Co. Ltd.
2.875% due 07/31/2043 (n)	GBP	3,200	4,044
Air Canada Pass-Through Trust
3.700% due 07/15/2027		$10	10
Altice Financing S.A.
6.625% due 02/15/2023 (n)		2,000	2,020
Altice France S.A.
5.625% due 05/15/2024	EUR	450	547
5.875% due 02/01/2027 (n)		4,900	5,947
7.375% due 05/01/2026 (n)		$2,050	2,060
8.125% due 02/01/2027 (n)		900	927
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	600	696
Associated Materials LLC
9.000% due 01/01/2024 (n)		$11,991	12,531
Bacardi Ltd.
4.450% due 05/15/2025		100	100
4.700% due 05/15/2028		100	99
Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (n)		8,000	8,060
BMC Software Finance, Inc.
8.125% due 07/15/2021 (n)		10,980	11,236
Centene Corp.
5.375% due 06/01/2026		3	3
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		18	18
Charter Communications Operating LLC
4.200% due 03/15/2028		27	26
Cheniere Energy Partners LP
5.250% due 10/01/2025		5	5
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (n)		510	523
7.625% due 03/15/2020		200	201
7.625% due 03/15/2020 (n)		10,100	10,163
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		12	12
Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		9,132	8,927
6.250% due 03/31/2023 (n)		3,432	3,273
8.625% due 01/15/2024		345	358
CSN Islands Corp.
6.875% due 09/21/2019		200	200
CSN Resources S.A.
6.500% due 07/21/2020 (n)		8,137	7,925
DAE Funding LLC
4.500% due 08/01/2022		60	59
5.000% due 08/01/2024 (n)		2,913	2,858

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		5,780	5,968
EMC Corp.
2.650% due 06/01/2020		4	4
Enterprise Merger Sub, Inc.
8.750% due 10/15/2026 (c)		5,320	5,320
Exela Intermediate LLC
10.000% due 07/15/2023		13	14
Financial & Risk U.S. Holdings, Inc.
4.500% due 05/15/2026 (c)	EUR	200	232
6.250% due 05/15/2026 (c)		$170	170
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		1,150	1,057
6.875% due 03/01/2026 (n)		1,268	1,155
7.000% due 02/15/2021 (n)		472	468
Fresh Market, Inc.
9.750% due 05/01/2023		50	37
frontdoor, Inc.
6.750% due 08/15/2026		70	72
Frontier Finance PLC
8.000% due 03/23/2022	GBP	5,400	7,259
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$10,025	9,758
General Electric Co.
5.000% due 01/21/2021 •(j)		145	142
GLP Capital LP
5.250% due 06/01/2025		20	20
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		98	98
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		4,998	3,786
9.000% due 03/01/2021 ^(e)		7,012	5,259
9.000% due 09/15/2022 ^(e)		1,175	892
10.625% due 03/15/2023 ^(e)		912	693
11.250% due 03/01/2021 ^(e)		1,350	1,006
IHS Markit Ltd.
4.000% due 03/01/2026		2	2
Intelsat Connect Finance S.A.
9.500% due 02/15/2023		200	200
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (n)		4,430	4,096
7.500% due 04/01/2021 (n)		1,810	1,842
8.000% due 02/15/2024		158	167
8.500% due 10/15/2024		1,642	1,658
9.750% due 07/15/2025		12	13
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (n)		2,142	2,088
International Game Technology PLC
6.250% due 01/15/2027		660	670
InterXion Holding NV
4.750% due 06/15/2025	EUR	100	122
Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023 (n)		$600	567
Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		112	115
Metinvest BV
8.500% due 04/23/2026 (n)		800	764
Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2019 (d)	EUR	2,360	2,664
Pacific Drilling First Lien Escrow Issuer Ltd.
8.375% due 10/01/2023		$298	308
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021 (n)		817	798
4.500% due 03/15/2023 (n)		540	529
5.250% due 08/15/2022 (n)		6,847	6,941
5.500% due 02/15/2024 (n)		2,624	2,693
Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(e)		440	97
6.000% due 05/16/2024 ^(e)		650	145
6.000% due 11/15/2026 ^(e)		430	94
Petroleos Mexicanos
6.500% due 03/13/2027		40	41
6.750% due 09/21/2047		10	10
PetSmart, Inc.
5.875% due 06/01/2025		9	7
Platin GmbH
6.875% due 06/15/2023	EUR	400	468
Radiate Holdco LLC
6.875% due 02/15/2023		$40	39
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		4	4
Sands China Ltd.
4.600% due 08/08/2023		200	200
5.125% due 08/08/2025		200	200
5.400% due 08/08/2028		400	399

Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		20	21
SoftBank Group Corp.
4.000% due 04/20/2023 (n)	EUR	5,200	6,368
Spirit Issuer PLC
3.500% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	60	77
Starfruit Finco BV
6.500% due 10/01/2026 (c)	EUR	100	118
Sunoco LP
4.875% due 01/15/2023		$34	34
T-Mobile USA, Inc.
4.750% due 02/01/2028		11	10
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	200	242
Transocean Pontus Ltd.
6.125% due 08/01/2025		$138	141
Triumph Group, Inc.
4.875% due 04/01/2021		217	210
5.250% due 06/01/2022		97	92
Univision Communications, Inc.
5.125% due 05/15/2023		129	124
5.125% due 02/15/2025		422	396
Verscend Escrow Corp.
9.750% due 08/15/2026		1,200	1,240
ViaSat, Inc.
5.625% due 09/15/2025		18	17
VOC Escrow Ltd.
5.000% due 02/15/2028		31	30
WellCare Health Plans, Inc.
5.375% due 08/15/2026		82	84
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)		3,000	825

			164,208

UTILITIES 3.5%
AT&T, Inc.
4.900% due 08/15/2037		56	54
5.450% due 03/01/2047		10	10
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)(n)		1,013	1,026
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 (n)		1,147	1,129
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 (n)		9,882	9,363
Petrobras Global Finance BV
5.999% due 01/27/2028 (n)		177	164
6.125% due 01/17/2022 (n)		248	257
6.250% due 12/14/2026 (n)	GBP	1,220	1,610
7.375% due 01/17/2027 (n)		$2,329	2,362
Rio Oil Finance Trust
8.200% due 04/06/2028 (n)		4,275	4,382
9.250% due 07/06/2024 (n)		2,570	2,742

			23,099

Total Corporate Bonds & Notes (Cost $320,918)			316,686

CONVERTIBLE BONDS & NOTES 0.3%
INDUSTRIALS 0.3%
Caesars Entertainment Corp.
5.000% due 10/01/2024		971	1,583

Total Convertible Bonds & Notes (Cost $1,822)			1,583

MUNICIPAL BONDS & NOTES 0.1%
ILLINOIS 0.0%
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		10	10
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		5	5

			15

TEXAS 0.1%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		170	175

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		1,200	73

7.467% due 06/01/2047	70	70

		143

Total Municipal Bonds & Notes (Cost $324)		333

U.S. GOVERNMENT AGENCIES 4.5%
Freddie Mac
0.000% due 02/25/2046 - 11/25/2050 (b)(h)(n)	35,798	19,315
0.000% due 04/25/2046 (b)(h)	159	143
0.100% due 02/25/2046 - 11/25/2050 (a)	183,461	584
0.100% due 11/25/2050 (a)(n)	285,372	1,588
2.080% due 11/25/2045 ~(a)	24,637	3,528
11.864% due 12/25/2045 •(n)	4,428	4,397

Total U.S. Government Agencies (Cost $28,572)		29,555

NON-AGENCY MORTGAGE-BACKED SECURITIES 36.5%
Adjustable Rate Mortgage Trust
2.756% due 02/25/2036 •	71	53
3.236% due 11/25/2035 •	686	586
3.366% due 01/25/2035 •(n)	4,622	4,087
4.016% due 02/25/2035 •	1,842	1,573
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	815	765
Banc of America Funding Trust
2.276% due 08/25/2047 ^~	3,339	2,573
Banc of America Merrill Lynch Commercial Mortgage, Inc.
4.767% due 07/10/2043 ~(n)	3,513	3,206
Banc of America Mortgage Trust
4.430% due 06/25/2034 ~	437	369
Bancorp Commercial Mortgage Trust
5.881% due 08/15/2032 •	4,100	4,166
Bank of America Mortgage Trust
4.817% due 07/20/2032 ~	172	165
BCAP LLC
2.371% due 05/26/2037 ~	2,474	1,620
BCAP LLC Trust
3.861% due 08/28/2037 ~	12,128	8,741
Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~(n)	985	931
BSPRT Issuer Ltd.
6.408% due 06/15/2027 •	1,100	1,114
CD Mortgage Trust
5.688% due 10/15/2048	6,176	3,182
Chase Mortgage Finance Trust
3.785% due 03/25/2037 ^~	121	119
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.586% due 01/25/2036 •	6,039	4,145
Citigroup Commercial Mortgage Trust
5.779% due 12/10/2049 ~(n)	1,414	966
5.779% due 12/10/2049 ~	102	70
Citigroup Mortgage Loan Trust
3.880% due 11/25/2036 ~	794	602
Citigroup Mortgage Loan Trust, Inc.
4.486% due 08/25/2035 ~	3,743	3,634
Commercial Mortgage Asset Trust
6.250% due 01/17/2032	257	257
Commercial Mortgage Loan Trust
6.253% due 12/10/2049 ~(n)	6,843	4,232
Commercial Mortgage Trust
1.392% due 10/10/2048 ~(a)	28,636	1,963
Countrywide Alternative Loan Trust
2.406% due 07/25/2046 ^•(n)	4,017	3,636
2.426% due 05/25/2047 •(n)	11,248	7,332
2.456% due 12/25/2046 ^•(n)	774	512
2.466% due 10/25/2046 •	1,513	1,438
2.496% due 08/25/2047 •	716	321
2.555% due 12/20/2035 •(n)	1,923	1,106
2.785% due 06/25/2046 •(n)	4,050	3,795
6.733% due 02/25/2035 ~	579	183
Countrywide Home Loan Mortgage Pass-Through Trust
2.916% due 05/25/2035 •(n)	15,913	11,709
4.073% due 09/20/2036 ~	197	172
Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~	67	65
Credit Suisse First Boston Mortgage Securities Corp.
3.672% due 12/25/2033 ~	626	573
4.981% due 07/15/2037 ~	180	148
5.100% due 08/15/2038 ~	5,100	4,939
Credit Suisse First Boston Mortgage-Backed Pass-Through Trust
7.500% due 10/25/2032 (n)	1,603	1,254
Credit Suisse Mortgage Capital Certificates
2.565% due 11/30/2037 ~	4,400	3,887
22.224% due 06/27/2037 ~	770	530

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/25/2036		615	379
Eurosail PLC
0.521% due 03/13/2045 •	EUR	250	224
2.150% due 06/13/2045 •	GBP	5,421	5,398
4.800% due 06/13/2045 •		1,781	2,050
Fremont Home Loan Trust
4.316% due 01/25/2034 •		$1,883	1,709
Grifonas Finance PLC
0.014% due 08/28/2039 •	EUR	155	165
GS Mortgage Securities Corp.
4.744% due 10/10/2032 ~(n)		$7,420	6,586
GS Mortgage Securities Trust
5.622% due 11/10/2039		3,036	2,621
GSMSC Resecuritization Trust
4.466% due 09/26/2037 ~		33,341	13,429
HarborView Mortgage Loan Trust
2.828% due 03/19/2035 •(n)		5,226	3,762
JPMorgan Chase Commercial Mortgage Securities Trust
3.392% due 11/15/2043 (n)		5,000	4,410
3.500% due 07/15/2047 ~		10,000	3,971
5.411% due 05/15/2047		3,700	2,652
5.585% due 10/15/2032 •		7,300	7,148
5.623% due 05/12/2045 (n)		11,392	9,228
6.184% due 06/15/2049 ~		7,500	5,647
JPMorgan Mortgage Trust
3.901% due 06/25/2036 ~		21	20
JPMorgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)		9,395	2,157
LB-UBS Commercial Mortgage Trust
5.350% due 09/15/2040 ~		180	181
5.407% due 11/15/2038 (n)		8,030	6,200
5.612% due 02/15/2040 ~		2,108	2,115
6.319% due 04/15/2041 ~		4,764	4,518
Merrill Lynch Mortgage Investors Trust
2.951% due 07/25/2029 •		1,230	1,151
Morgan Stanley Capital Trust
6.313% due 08/12/2041 ~		260	244
Morgan Stanley Resecuritization Trust
3.528% due 06/26/2046 ~(n)		7,264	5,436
Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 «		102	94
Motel 6 Trust
9.085% due 08/15/2019 •(n)		1,452	1,477
Natixis Commercial Mortgage Securities Trust
4.408% due 11/15/2034 •		1,404	1,410
5.158% due 11/15/2034 •		1,826	1,837
6.158% due 11/15/2034 •		792	793
Nomura Resecuritization Trust
6.761% due 07/26/2035 ~		272	244
Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037 ^		295	277
Sequoia Mortgage Trust
2.615% due 10/20/2035 •		367	347
2.795% due 10/20/2035 •		317	288
2.815% due 07/20/2033 •		129	119
3.620% due 12/20/2032 •		702	662
Structured Adjustable Rate Mortgage Loan Trust
2.746% due 12/25/2034 •		2,466	1,540
2.866% due 10/25/2035 •(n)		5,181	4,002
Structured Asset Mortgage Investments Trust
2.426% due 09/25/2047 ^•(n)		3,978	3,921
TBW Mortgage-Backed Trust
6.330% due 09/25/2036 Ø		5,000	2,074
Thornburg Mortgage Securities Trust
3.565% due 04/25/2045 ~		72	1
VMC Finance LLC
5.558% (LIBOR01M + 3.400%) due 04/15/2035 ~(n)		13,747	13,950
Wachovia Bank Commercial Mortgage Trust
5.691% due 10/15/2048 ~		657	666
5.720% due 10/15/2048 ~		2,500	2,479
WaMu Mortgage Pass-Through Certificates Trust
2.615% due 05/25/2047 •		6,991	2,619
3.221% due 07/25/2045 •(n)		8,027	6,707
3.892% due 05/25/2035 ~		719	400
Wells Fargo Mortgage-Backed Securities Trust
4.124% due 10/25/2035 ~(n)		10,847	10,624
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 08/25/2037 ^		12	12

Total Non-Agency Mortgage-Backed Securities (Cost $234,062)			238,663

ASSET-BACKED SECURITIES 41.2%
Accredited Mortgage Loan Trust
6.000% due 10/25/2034 Ø		1,863	1,666

ACE Securities Corp. Home Equity Loan Trust
2.366% due 08/25/2036 •		516	507
3.176% due 08/25/2035 •		4,222	1,862
Aegis Asset-Backed Securities Trust
3.916% due 03/25/2035 •		3,100	621
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
5.366% due 09/25/2034 •(n)		638	597
8.066% due 01/25/2034 •		152	38
Airspeed Ltd.
2.428% due 06/15/2032 •		7,669	7,155
Arbor Realty Commercial Real Estate Notes Ltd.
6.658% due 04/15/2027 •		100	102
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.596% due 02/25/2036 •		299	235
Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	2,250	1,908
Ballyrock CLO Ltd.
0.000% due 04/20/2031 ~		$29,803	18,002
Banco Bilbao Vizcaya Argentaria S.A.
0.331% due 03/22/2046 «•	EUR	1,341	1,152
Bear Stearns Asset-Backed Securities Trust
2.866% due 08/25/2036 •		$4,505	3,037
8.216% due 06/25/2034 •		26	4
Belle Haven ABS CDO Ltd.
2.587% due 07/05/2046 •		96,561	705
Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~		4,066	1,651
California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		6,994	7,324
Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	2,321
CDC Mortgage Capital Trust
4.766% due 06/25/2034 •		659	514
Cedar Funding CLO Ltd.
0.000% due 04/20/2031 ~		12,000	11,406
Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(h)		7	3,476
Citigroup Mortgage Loan Trust, Inc.
3.356% due 02/25/2035 •		372	349
Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~		1,894	1,803
Consumer Loan Underlying Bond Certificate Issuer Trust
30.083% due 10/15/2043		25,075	25,395
Coronado CDO Ltd.
3.821% due 09/04/2038 •		2,800	2,001
6.000% due 09/04/2038		400	330
Countrywide Asset-Backed Certificates
2.536% due 02/25/2037 •		2,700	2,343
2.651% due 01/25/2045 •		3,400	2,804
2.656% due 06/25/2036 •		3,078	1,152
2.856% due 02/25/2036 •		2,390	1,707
Countrywide Asset-Backed Certificates Trust
4.166% due 08/25/2035 •		195	196
4.316% due 08/25/2035 •		3,531	2,290
Crecera Americas LLC
4.567% due 08/31/2020 •		1,800	1,802
Credit Suisse First Boston Mortgage Securities Corp.
5.350% due 05/25/2035 Ø		978	921
Credit-Based Asset Servicing & Securitization LLC
5.783% due 12/25/2036 Ø		1,800	1,730
CWABS Asset-Backed Certificates Trust
4.091% due 10/25/2035 •(n)		13,823	11,091
Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 Ø		4,226	3,305
Deutsche Mortgage & Asset Receiving Corp. Re-securitization Trust
0.000% due 12/26/2035 (h)		1,634	1,014
Emerald Aviation Finance Ltd.
6.350% due 10/15/2038 Ø		715	722
Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		20	4,440
Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		200	166
GSAMP Trust
2.496% due 05/25/2046 •		2,848	1,976
2.656% due 12/25/2035 •		7,417	4,456
2.996% due 09/25/2035 •		4,655	3,212
3.116% due 07/25/2045 •		1,397	979
3.466% due 03/25/2034 ^•(n)		5,663	4,720
3.866% due 08/25/2034 •		286	282
3.941% due 08/25/2034 •		2,251	2,072
3.966% due 12/25/2034 •		6,015	3,713
Harley Marine Financing LLC
7.869% due 05/15/2043		2,000	1,979
Hart, Inc.
0.010% due 12/15/2022 «		4,000	3,384

Harvest CLO DAC
0.000% due 05/22/2029 ~	EUR	2,000	2,080
Hout Bay Corp.
2.360% due 07/05/2041 •		$668	204
LNR CDO Ltd.
2.522% due 02/28/2043 •(n)		6,749	4,352
Long Beach Mortgage Loan Trust
2.406% due 02/25/2036 •		178	150
3.131% due 08/25/2035 •		1,500	1,386
3.341% due 06/25/2035 •		16,201	11,224
M360 Advisors LLC
6.121% due 07/24/2028		8,350	8,361
Man GLG Euro CLO
0.000% due 10/15/2030 ~	EUR	1,762	2,108
Marlette Funding Trust
0.000% due 07/17/2028 «(h)		$8,852	4,292
MASTR Asset-Backed Securities Trust
8.066% due 12/25/2032 •		656	460
Morgan Stanley ABS Capital, Inc. Trust
2.286% due 10/25/2036 •		294	189
Morgan Stanley Capital, Inc. Trust
2.586% due 01/25/2036 •(n)		4,000	3,129
Morgan Stanley Home Equity Loan Trust
3.281% due 05/25/2035 •		5,759	3,695
N-Star REL CDO Ltd.
2.676% due 02/01/2041 •		2,900	2,821
New Century Home Equity Loan Trust
2.686% due 02/25/2036 •		1,200	999
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.626% due 11/25/2035 •		18,100	9,621
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.686% due 01/25/2035 •		630	498
Sapphire Aviation Finance Ltd.
5.926% due 03/15/2040 (n)		9,583	9,780
Securitized Asset-Backed Receivables LLC Trust
3.191% due 12/25/2034 •		1,642	1,430
3.191% due 04/25/2035 •		5,339	3,927
SG Mortgage Securities Trust
2.396% due 02/25/2036 •(n)		6,129	4,142
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		7	9,803
0.000% due 10/15/2048 «(h)		6	8,380
SoFi Professional Loan Program LLC
0.000% due 07/25/2040 «(h)		29	1,688
0.000% due 09/25/2040 «(h)		4,400	2,812
Structured Asset Securities Corp.
3.416% due 02/25/2035 •		414	384
Structured Asset Securities Corp. Mortgage Loan Trust
2.416% due 06/25/2037 •		3,300	2,236
2.446% due 02/25/2037 •(n)		8,580	4,524
Summer Street Ltd.
2.573% due 12/06/2045 •		20,143	7,977
Terwin Mortgage Trust
4.546% due 07/25/2036 Ø		454	341
Wells Fargo Home Equity Asset-Backed Securities Trust
4.766% due 11/25/2035 •		250	184

Total Asset-Backed Securities (Cost $272,630)			269,794

SOVEREIGN ISSUES 2.0%
Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	2,680	1,852
3.875% due 01/15/2022		200	211
7.820% due 12/31/2033		4,116	4,574
30.131% (BADLARPP) due 10/04/2022 ~	ARS	3,184	125
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~		18,296	423
43.077% (ARLLMONP) due 06/21/2020 ~		121,657	3,436
45.240% (BADLARPP + 2.500%) due 03/11/2019 ~		200	5
45.375% (BADLARPP + 3.250%) due 03/01/2020 ~		700	17
Autonomous Community of Catalonia
6.350% due 11/30/2041	EUR	450	677
Peru Government International Bond
6.150% due 08/12/2032	PEN	260	80
6.350% due 08/12/2028		360	116
8.200% due 08/12/2026		370	133
Ukraine Government International Bond
7.750% due 09/01/2026		$1,400	1,319
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		85	23
8.250% due 10/13/2024 ^(e)		650	177
9.250% due 09/15/2027 ^(e)		65	18

Total Sovereign Issues (Cost $18,755)			13,186

	SHARES
COMMON STOCKS 2.2%
CONSUMER DISCRETIONARY 0.3%
Caesars Entertainment Corp. (f)		201,318	2,063

ENERGY 0.4%
Ocean Rig UDW, Inc. (f)		71,279	2,468

UTILITIES 1.5%
TexGen Power LLC «		273,307	9,976

Total Common Stocks (Cost $12,859)			14,507

SHORT-TERM INSTRUMENTS 5.9%
REPURCHASE AGREEMENTS (m) 4.6%			30,400

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.8%
Letras del Banco Central de la Republica Argentina
25.150% due 10/17/2018 (i)	ARS	780	19
43.450% due 10/17/2018 (i)		603	14
43.600% due 10/17/2018 (i)		336	8
43.650% due 10/17/2018 (i)		300	7
45.000% due 11/21/2018 (i)		1,385	32
46.250% due 11/21/2018 (i)		879	20
Ukraine Government International Bond
9.236% due 02/28/2019 (h)(i)(n)		$5,600	5,406

			5,506

ARGENTINA TREASURY BILLS 0.1%
0.409% due 10/12/2018 - 03/29/2019 (g)(h)	ARS	35,319	880

U.S. TREASURY BILLS 0.4%
2.076% due 10/18/2018 - 12/13/2018 (g)(h)(p)(r)		$2,473	2,467

Total Short-Term Instruments (Cost $39,438)			39,253

Total Investments in Securities (Cost $994,581)			987,696

Total Investments 150.9% (Cost $994,581)			$987,696
Financial Derivative Instruments (o)(q) 0.2% (Cost or Premiums, net $(4,487))			1,036
Other Assets and Liabilities, net (51.1)%			(334,319)

Net Assets 100.0%			$654,413

Notes to Consolidated Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

†	All or a portion of this security is owned by PIMCO ClosedEnd - PFLEXLS I LLC, which is a 100% owned subsidiary of the Fund.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Coupon represents a yield to maturity.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l)	Restricted Securities:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Preylock Reitman Santa Cruz Mezz LLC †	7.633%	11/09/2022	04/09/2018	$7,900	$7,914	1.21%

Borrowings and Other Financing Transactions

(m)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	2.330%	09/28/2018	10/01/2018	$30,400	U.S. Treasury Inflation Protected Securities 0.625% due 01/15/2026	$(30,993)	$30,400	$30,406

Total Repurchase Agreements						$(30,993)	$30,400	$30,406

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	1.200%	09/27/2018	TBD	(3)		$(5,558)	$(5,559)
BPS	1.140	09/03/2018	10/03/2018		GBP	(1,085)	(1,415)
	1.140	10/03/2018	11/05/2018			(1,079)	(1,407)
	3.327	09/07/2018	12/07/2018			$(11,452)	(11,477)
	3.373	09/24/2018	12/24/2018			(8,120)	(8,125)
BRC	1.500	09/27/2018	TBD	(3)		(3,209)	(3,210)
	2.250	09/27/2018	TBD	(3)		(6,627)	(6,629)
	3.000	08/09/2018	11/09/2018			(888)	(892)
	3.319	08/14/2018	11/14/2018			(3,949)	(3,967)
	3.333	07/11/2018	10/11/2018			(4,935)	(4,972)
	3.335	07/26/2018	10/26/2018			(4,735)	(4,764)
	3.348	08/02/2018	11/02/2018			(14,817)	(14,900)
GSC	3.334	09/12/2018	10/12/2018			(4,063)	(4,070)
JML	(0.200)	09/06/2018	10/08/2018		EUR	(1,512)	(1,755)
	(0.150)	09/06/2018	10/09/2018			(4,334)	(5,032)
	0.900	09/03/2018	12/03/2018		GBP	(7,431)	(9,692)
JPS	3.441	08/08/2018	11/08/2018			$(11,074)	(11,131)
MSB	3.741	02/05/2018	02/05/2019			(1,040)	(1,046)
NOM	2.800	09/04/2018	10/04/2018			(9,633)	(9,653)
	2.800	09/06/2018	10/09/2018			(2,775)	(2,780)
	2.800	09/17/2018	10/17/2018			(13,247)	(13,261)
	2.950	09/21/2018	10/23/2018			(7,319)	(7,325)
	3.000	09/28/2018	TBD	(3)		(5,134)	(5,135)
RBC	3.617	08/13/2018	02/13/2019			(3,522)	(3,539)
RTA	3.039	09/06/2018	03/06/2019			(593)	(594)
	3.608	09/12/2018	03/12/2019			(692)	(693)
	3.712	05/01/2018	11/01/2018			(2,469)	(2,508)
	4.043	10/31/2017	TBD	(3)		(2,345)	(2,361)
SBI	0.950	09/10/2018	10/10/2018		GBP	(2,814)	(3,669)
	3.398	08/03/2018	11/05/2018			$(10,024)	(10,080)
SOG	(0.100)	09/27/2018	10/29/2018		EUR	(4,729)	(5,491)
	1.100	09/28/2018	10/29/2018		GBP	(7,682)	(10,014)
	2.850	07/20/2018	10/22/2018			$(3,732)	(3,754)
	2.850	07/24/2018	10/24/2018			(1,038)	(1,044)
	2.850	07/25/2018	10/25/2018			(4,923)	(4,950)
	2.860	07/31/2018	10/31/2018			(5,375)	(5,401)
	2.860	08/01/2018	11/01/2018			(6,842)	(6,875)
	2.860	08/08/2018	11/08/2018			(2,408)	(2,418)
	2.870	08/22/2018	11/21/2018			(8,448)	(8,475)
	2.880	09/04/2018	12/04/2018			(2,024)	(2,028)
	2.880	09/24/2018	12/04/2018			(143)	(143)
	2.890	09/14/2018	12/14/2018			(1,095)	(1,097)
	2.920	09/26/2018	12/21/2018			(5,340)	(5,342)
	3.267	08/28/2018	11/28/2018			(3,148)	(3,158)
	3.277	09/07/2018	12/06/2018			(8,295)	(8,313)
	3.384	09/12/2018	03/12/2019			(3,003)	(3,008)
	3.437	04/27/2018	10/29/2018			(6,136)	(6,175)
UBS	0.000	09/13/2018	10/15/2018		EUR	(1,118)	(1,298)
	1.050	09/06/2018	10/08/2018		GBP	(1,145)	(1,493)
	1.050	09/10/2018	10/10/2018			(1,960)	(2,556)
	1.050	09/17/2018	10/17/2018			(4,043)	(5,272)
	1.050	09/20/2018	10/22/2018			(8,329)	(10,860)
	2.760	08/31/2018	12/03/2018			$(5,724)	(5,738)
	2.780	09/12/2018	12/12/2018			(5,786)	(5,795)
	2.790	07/09/2018	10/09/2018			(713)	(718)
	2.790	07/12/2018	10/12/2018			(7,225)	(7,270)
	2.790	07/13/2018	10/12/2018			(7,054)	(7,098)
	2.790	08/01/2018	11/01/2018			(4,144)	(4,164)
	2.790	08/09/2018	11/09/2018			(6,698)	(6,726)
	2.800	07/24/2018	10/24/2018			(201)	(202)
	2.850	07/24/2018	10/24/2018			(633)	(636)
	2.900	08/02/2018	11/02/2018			(3,145)	(3,160)
	3.290	08/01/2018	11/01/2018			(7,644)	(7,687)
	3.290	08/09/2018	11/09/2018			(15,569)	(15,644)
	3.290	08/10/2018	11/09/2018			(6,053)	(6,082)
	3.440	08/10/2018	11/09/2018			(2,989)	(3,004)

Total Reverse Repurchase Agreements							$(334,730)

(n)	Securities with an aggregate market value of $405,952 have been pledged as collateral under the terms of master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(299,481) at a weighted average interest rate of 2.594%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.

(o)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	06/20/2022	0.861%	$1,770	$230	$31	$261	$0	$(1)
Ally Financial, Inc.	5.000	Quarterly	12/20/2022	0.994	285	49	(4)	45	0	0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	9.222	1,600	(59)	(42)	(101)	0	(7)
Navient Corp.	5.000	Quarterly	06/20/2022	1.752	1,900	155	61	216	0	(1)

						$375	$46	$421	$0	$(9)

Interest Rate Swaps

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month USD-LIBOR	1.250%	Semi-Annual	06/21/2022		$48,100	$(1,542)	$(1,392)	$(2,934)	$18	$0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		21,100	97	(663)	(566)	10	0
Pay (5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		364,400	(5,166)	(872)	(6,038)	208	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		11,500	(834)	(562)	(1,396)	5	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		2,500	40	(145)	(105)	1	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		68,000	(4,057)	(685)	(4,742)	16	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		55,200	4,192	2,839	7,031	52	0
Receive (5)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		83,200	2,155	785	2,940	99	0
Receive (5)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028	EUR	900	(16)	(6)	(22)	0	(4)
Receive (5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		4,400	18	27	45	0	(21)
Receive (5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	5,790	93	53	146	0	(9)
Receive (5)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		9,000	(55)	81	26	0	(69)

							$(5,075)	$(540)	$(5,615)	$409	$(103)

Total Swap Agreements							$(4,700)	$(494)	$(5,194)	$409	$(112)

(p)	Cash of $616 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.

(q)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	10/2018	EUR	671	$	789	$10	$0
BPS	10/2018	ARS	81,427		2,085	137	0
	10/2018	$	3,022	ARS	121,180	0	(120)
	10/2018		29,539	EUR	25,079	0	(421)
	10/2018		10,103	GBP	7,828	110	(10)
	11/2018	EUR	25,079	$	29,611	422	0
	11/2018	$	59	ARS	2,448	0	(3)
	12/2018		583	PEN	1,940	2	0
CBK	10/2018	EUR	22,168	$	25,930	192	0
	10/2018	$	57	ARS	1,720	0	(16)
GLM	10/2018	EUR	2,911	$	3,419	40	0
	10/2018	GBP	48,893		63,737	45	(35)
	10/2018	$	32	ARS	1,251	0	(2)
	10/2018		53,831	GBP	41,065	21	(328)
	10/2018		3,380	RUB	229,420	117	0
	11/2018	GBP	39,977	$	52,505	327	0
	11/2018	$	5,956	MXN	115,133	155	0
	11/2018		2,780	RUB	179,077	0	(59)

Total Forward Foreign Currency Contracts						$1,578	$(994)

Swap Agreements:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	Ukraine Government International Bond	5.000%	Quarterly	12/20/2022	4.233%	$3,100	$190	$(99)	$91	$0
GST	Petrobras Global Finance BV	1.000	Quarterly	06/20/2022	2.677	400	(37)	14	0	(23)
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	1.674	750	60	27	87	0

Total Swap Agreements							$213	$(58)	$178	$(23)

(r)

Securities with an aggregate market value of $22 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$549	$44,683	$18,904	$64,136
Corporate Bonds & Notes
Banking & Finance	0	129,379	0	129,379
Industrials	5,320	149,130	9,758	164,208
Utilities	0	23,099	0	23,099
Convertible Bonds & Notes
Industrials	0	1,583	0	1,583
Municipal Bonds & Notes
Illinois	0	15	0	15
Texas	0	175	0	175
West Virginia	0	143	0	143
U.S. Government Agencies	0	29,555	0	29,555
Non-Agency Mortgage-Backed Securities	0	238,569	94	238,663
Asset-Backed Securities	0	223,043	46,751	269,794
Sovereign Issues	0	13,186	0	13,186
Common Stocks
Consumer Discretionary	2,063	0	0	2,063
Energy	2,468	0	0	2,468
Utilities	0	0	9,976	9,976
Corporate Bonds & Notes	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	30,400	0	30,400
Short-Term Notes	0	5,506	0	5,506
Argentina Treasury Bills	0	880	0	880
U.S. Treasury Bills	0	2,467	0	2,467

Total Investments	$10,400	$891,813	$85,483	$987,696

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	409	0	409
Over the counter	0	1,756	0	1,756
	$0	$2,165	$0	$2,165

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(112)	0	(112)
Over the counter	0	(1,017)	0	(1,017)

	$0	$(1,129)	$0	$(1,129)

Total Financial Derivative Instruments	$0	$1,036	$0	$1,036

Totals	$10,400	$892,849	$85,483	$988,732

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$13,888	$1,301	$(94)	$(7)	$1	$(129)	$7,914	$(3,970)	$18,904	$(128)
Corporate Bonds & Notes
Industrials	9,621	0	(25)	7	0	155	0	0	9,758	154
Non-Agency Mortgage-Backed Securities	94	0	(5)	0	1	4	0	0	94	5
Asset-Backed Securities	32,435	15,261	(336)	104	(392)	(321)	0	0	46,751	(296)
Common Stocks
Utilities	0	8,661	0	0	0	1,315	0	0	9,976	1,315

Totals	$56,038	$25,223	$(460)	$104	$(390)	$1,024	$7,914	$(3,970)	$85,483	$1,050

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$7,914	Discounted Cash Flow	Discount Rate	7.76
	10,990	Third Party Vendor	Broker Quote	99.000 - 105.375
Corporate Bonds & Notes
Industrials	9,758	Reference Instrument	Yield	10.040
Non-Agency Mortgage-Backed Securities	94	Third Party Vendor	Broker Quote	93.000
Asset-Backed Securities	46,751	Proxy Pricing	Base Price	48.565 - 135,000.000
Common Stocks
Utilities	9,976	Indicative Market Quotation	Broker Quote	$36.500

Total	$85,483

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware limited liability company, were formed as wholly owned subsidiaries acting as investment vehicles for the PIMCO Flexible Credit Income Fund (the “Fund”) in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. PFLEXLS I LLC was formed on December 1, 2017, CLM 13648 LLC was formed on March 29, 2018 and MLM 13648 LLC was formed on April 3, 2018. PIMCO Flexible Credit Income Fund’s investment portfolio has been consolidated and includes the portfolio holdings of PIMCO Flexible Credit Income Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of the period end of the Subsidiaries (amounts in thousands†).

	Date of Inception	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
PFLEXLS I LLC	01/09/2018	$654,413	$7,951	1.2%
CLM 13648 LLC	04/30/2018	654,413	1	0.0%
MLM 13648 LLC	04/30/2018	654,413	1	0.0%

†	A zero balance may reflect actual amounts rounding to less than one thousand

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Any assets or liabilities categorized as Level 1 or 2 as of period end that have been transferred between Levels 1 and 2 since the prior period are due to changes in the method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to methods used by Pricing Services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Commercial real estate loans may be valued primarily based on either the income approach, employing a discounted cash flow model, which is based on the expectations of principal and interest payments, fees and costs, as well as among other factors, historical loan and underlying collateral activity, expected payment timing, the credit quality of the borrower and operating forecast of the underlying property.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RTA	Bank of New York Mellon Corp.
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	SBI	Citigroup Global Markets Ltd.
BRC	Barclays Bank PLC	JPS	JP Morgan Securities, Inc.	SOG	Societe Generale
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	MXN	Mexican Peso	RUB	Russian Ruble
EUR	Euro	PEN	Peruvian New Sol	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	TBA	To-Be-Announced
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Credit Income Fund

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2018

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2018

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: November 27, 2018